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                                                                   EXHIBIT 10.12


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT is dated as of November 27, 2002 and is made by and among UNITED REFINING COMPANY, a Pennsylvania corporation ("United Refining"), UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation ("United Refining of PA"), KIANTONE PIPELINE CORPORATION, a New York corporation ("Kiantone"), COUNTRY FAIR, INC., a Pennsylvania corporation ("Country Fair"), MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T") and PNC BANK, NATIONAL ASSOCIATION ("PNC") as Agent ("Agent").

                                   WITNESSETH:

         WHEREAS, United Refining, United Refining of PA, Kiantone and Country Fair as Borrowers (collectively, the "Borrowers"), PNC the Banks (as defined in the Credit Agreement, the "Banks") are party to that certain Amended and Restated Credit Agreement dated as of July 12, 2002 ( as amended, restated, supplemented or modified, the "Credit Agreement");

         WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

         WHEREAS, Section 7.2.15 of the Credit Agreement provides in part that the Fixed Charge Coverage Ratio must equal 1.0 to 1.0 as of the Measurement Date occurring on August 31, 2002;

         WHEREAS, Borrowers' Fixed Charge Coverage Ratio was less than 1.0 to
1.0 as of August 31, 2002 and the Borrowers have requested by letter of even date herewith that the Banks amend the covenant set forth in Section 7.2.15 as of August 31, 2002 for the period August 31, 2002 subject to the terms and conditions hereof.

         NOW, THEREFORE, the parties hereto and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                  1. AMENDMENT OF SECTION 7.2.15 - MINIMUM FIXED CHARGE COVERAGE RATIO. The Banks hereby amend and restate Section 7.2.15 of the Credit Agreement as follows effective as of August 30, 2002:

                  "7.2.15     MINIMUM FIXED CHARGE COVERAGE RATIO.

         "The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter set forth below (each a "Measurement Date") for the period set forth below (each a "Measurement Period") to be less that the ratio set forth below for the periods specified:


  Measurement Date           Measurement Period                    Minimum Ratio
  ----------------           ------------------                    -------------

May 31, 2002                 Quarter then ended                     1.0 to 1.0

August 31, 2002              Two quarters then ended                .56 to 1.0

November 30, 2002            Three quarters then ended              1.0 to 1.0

February 28, 2003 and        Four quarters then ended               1.0 to 1.0"
each fiscal quarter
thereafter

         2. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent, warrant and covenant that the Borrowers compliance certificate to be delivered under Section 7.3.3 of the Credit Agreement for the two quarters ended August 31, 2002 shall evidence that the Fixed Charge Coverage Ratio equaled or exceeded the ratio required in Section 7.2.15 (as amended hereby) for the two quarters ended August 31, 2002. Any breach of the warranty

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contained in the preceding sentence shall constitute an Event of Default under the Credit Agreement on and after the date hereof. The Banks do not amend, modify or waive the covenant contained in Section 7.2.15 for periods prior to or after August 31, 2002 (including without limitation the requirement that Fixed Charge Coverage Ratio equal or exceed 1.0 to 1.0 for the three quarters ending November 31, 2002, and each quarter thereafter).

         3. FULL COMPLIANCE. The Borrowers represent and warrant that (after giving effect to the amendments set forth in paragraph 1 above) they are in full compliance with each of the provisions of the Credit Agreement and that no Potential Default or Event of Default exists (after giving effect to the amendment set forth in Paragraphs 1 above). The Banks do not amend or waive any provisions of the Credit Agreement, except as expressly set forth herein. All terms of the Credit Agreement and each of the other Loan Documents remain in full force and effect on and after the date hereof except as provided herein.

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         IN WITNESS WHEREOF, the parties hereto by their duly authorized officers have executed this Amendment No. 1 as of the day and year first written above.

                              UNITED REFINING COMPANY



                              By:   /s/  James E. Murphy
                                  ----------------------------------------------
                              Title:  Vice President
                                      ------------------------------------------


                              UNITED REFINING COMPANY OF PENNSYLVANIA



                              By: /s/  James E. Murphy
                                 -----------------------------------------------
                              Title:  Vice President
                                      ------------------------------------------


                              KIANTONE PIPELINE CORPORATION



                              By: /s/  James E. Murphy
                                 -----------------------------------------------
                              Title:   Vice President
                                       -----------------------------------------


                              COUNTRY FAIR, INC.



                              By: /s/  James E. Murphy
                                 -----------------------------------------------
                              Title:  Vice President
                                      ------------------------------------------


                              PNC BANK, NATIONAL ASSOCIATION, individually and as Agent



                              By:  /s/  James M. Steffy
                                   ---------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------


                              MANUFACTURERS AND TRADERS TRUST COMPANY



                              By:  /s/  C. Gregory Vogelsang
                                   ---------------------------------------------
                              Title:  Assistant Vice President
                                      ------------------------------------------